                                                              Exhibit 10.4

                    FIRST AMENDMENT TO OFFICE BUILDING LEASE

         THIS FIRST AMENDMENT TO OFFICE BUILDING LEASE (the "Lease") dated
January 31, 2001 and executed February 1, 2001 by and between Belletower
Partners, L.L.C. ("Landlord") and Pioneer Financial Services, Inc. ("Tenant") is
made this 19th day of July, 2001. Landlord and Tenant hereby agree, that the
Lease shall be amended as follows:

          1.   The time restriction recited in Paragraph "26" subparagraph "(B)
               (ii)" is hereby extended by thirty (30) days to September 1,
               2001.

All other terms and conditions of the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment To Office Building Lease the day and year first above written.

                                    LANDLORD:

                                    C.R.E.S. Management, L.L.C.
                                    as agent for Belletower
                                    Partners, L.L.C.

                                           /S/ JAMES E. LIPPERT
                                    By:
                                        ----------------------------------------
                                            James E. Lippert
                                            Managing Member

                                     TENANT:

                                     Pioneer Financial Services, Inc.

                                            /S/ RANDY OPLIGER
                                     By:
                                         ---------------------------------------
                                              Randy Opliger
                                              Chief Financial Officer

                                LANDLORD'S NOTARY

STATE OF MISSOURI          )
                           )  ss
COUNTY OF JACKSON          )

         Before me, a Notary Public in and for said County and State, appeared
James E. Lippert, Managing Member of C.R.E.S. Management, L.L.C., as agent for
Belletower Partners, L.L.C., and being personally known to me or having produced adequate proof of identity, who, being duly cautioned and sworn, acknowledged the signing of the foregoing instrument to be his free act and deed, on behalf of said Company, and that the signing of the foregoing document was duly authorized by said Company.

         Sworn to and subscribed before me this 19th day of July, 2001.

[SEAL]                                  /S/ TERESA LYNN WILSON
                                        ----------------------------------------
                                        Teresa Lynn Wilson
                                        Notary Public

                                 TENANT'S NOTARY

         Before me, a Notary Public in and for said County and State, appeared
Randy Opliger, Chief Financial Officer of Pioneer Financial Services, Inc.,
personally known to me or having produced adequate proof of identity, who, being duly cautioned and sworn, acknowledged the signing of the foregoing instrument to be his free act and deed, on behalf of said Company, and that the signing of the foregoing document was duly authorized by said Company.

         Sworn to and subscribed before me this 19th day of July, 2001.

[SEAL]                                   /S/ JOHN T. ALFANO
                                        ----------------------------------------
                                        Notary Public

                                        John T. Alfano
                                        Notary Public-Notary Seal
                                        State of Missouri
                                        Jackson County
                                        My Commission Expires August 1, 2001

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